NEWPARK RESOURCES PRESENTATION

February 2013

NEWPARK

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2011, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to successfully integrate the acquisition of Alliance Drilling Fluids and to realize the anticipated benefits of the acquisition, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, our international operations, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast, and our ability to execute our business strategy and make successful capital investments and business acquisitions. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

NEWPARK

Company Overview

2012 Revenue $1.038 billion



12%
5%
83%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

2012 Segment Operating Income $128 million*



11%
47%
42%

*Excludes expenses of corporate office

- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

NEWPARK

Strategic Drivers – Technology

- **Focused on continually providing new technology to our customers**
  - Patented drilling fluid systems used in land, shelf and deepwater drilling
    - Evolution® our family of high-performance water based systems introduced in 2010
  - Durabase® composite mat system provides superior well-site surface and environmental protection
    - Linerless Spill Containment System to be introduced in 2013
  - New worldwide technology center scheduled to open mid-2013







NEWPARK

Strategic Drivers – International Expansion

- **International expansion is a key element of our long-term strategy**
  - Market diversification provides greater earnings stability
    - International operators follow longer investment horizons
    - Lower concentrations in individual markets, reducing exposure to individual market dynamics
  - Increased international presence improves ability to support NOC's and IOC's globally



$300
$250
$200
$150
$100
$50
$0
Revenues ($ millions)
26% CAGR
2006
2007
2008
2009
2010
2011
2012

NEWPARK

Global Presence - 2006




2006 Consolidated Revenues - $642 million
Canada
EMEA
Other
8%
9%
83%

NEWPARK

Global Presence - Current




2012 Consolidated Revenues - $1.038 billion
Canada
EMEA
Latin America
APAC
Other
5%
11%
8%
4%
72%

NEWPARK

Strategic Drivers - Customer Support


ENERGYPOINT RESEARCH INC
Rated 1st in
Availability & Delivery
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Products
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling-related Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Shale-oriented Applications
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Onshore Applications
OILFIELD SERVICES
Customer Satisfaction
2011

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized by EnergyPoint Research, an independent customer service survey company**

NEWPARK

Financial Summary – Q4 2010 to Q4 2012



Revenue and Operating Income
Revenue (left)
Operating Income (right)
Revenue ($ millions)
Operating Income ($ millions)
275
250
225
200
175
150
125
100
75
50
25
0
55
50
45
40
35
30
25
20
15
10
5
0
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12



Debt and Capitalization
Total Debt (left)
Debt to Capital (right)
$300
$250
$200
$150
$100
$50
$0
40%
35%
30%
25%
20%
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

- Maintaining revenue and operating income despite 2nd half 2012 declines in US rig counts
- Actions continue to eliminate U.S. cost inefficiencies following 2012 transition from dry gas to liquid regions
- Executed $50 million share re-purchase program in 2012
- Debt increase in Q4 2012 largely driven by Alliance acquisition

NEWPARK

Drilling Fluids Segment – Market Share

2011 Worldwide Drilling and Completions Fluids Market
$10 billion market


Newpark Resources 8.1%
Baker Hughes 11.1%
Halliburton Corp. 23.7%
Schlumberger 35.7%
Others 21.5%

Worldwide Fluids Market Share 1999 - 2011


10%
8%
6%
4%
2%
0%
3.5%
4.3%
5.8%
5.6%
5.9%
6.0%
7.2%
7.1%
6.6%
7.6%
5.4%
7.0%
8.1%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Source: Spears & Associates - Oilfield Market Report, September 2012

- **Through consistent execution of strategy, achieving long-term market share growth**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains with primarily NOC's, IOC's and large independents**

NEWPARK

Evolution

- **Award-winning Evolution system continues to demonstrate superior performance vs. oil based mud**
  - **Higher lubricity**
    - Improves rate of penetration
    - Increases length of lateral sections
    - Minimizes days on well
  - **Environmentally friendly**
    - Reduces disposal cost for cuttings
  - **Reduced circulating temperatures**
    - Increases drilling tool life







Evolution Revenues
Revenues ($millions)
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
2010
2011
2012

- **After completing North America roll-out, international markets being targeted**
  - Recently completed first Evolution well in EMEA region

NEWPARK

Fluid Systems & Engineering – North America



North American Revenues
Revenues ($ millions)
$700
$600
$500
$400
$300
$200
$100
$0
$568
$268
$425
$585
$615
2008
2009
2010
2011
2012



Market Share % by Basin (4th Qtr 2012)[1]
Market Share % (rigs)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
13%
19%
21%
21%
43%
10%
35%
10%
20%
19%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian
Woodford
Total

ExxonMobil, Chevron, Chesapeake, bp, OXY, Apache, devon, CIMAREX, ConocoPhillips

- Serves most all North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 14% share of total U.S. markets served in fourth quarter 2012, including 19% share in shale markets[1]
- December 2012 acquisition of Alliance Drilling Fluids expands presence in Permian and Eagle Ford

NEWPARK

[1] Source: Company estimates; Excludes Alliance acquisition

Fluid Systems & Engineering – EMEA

- **Core Markets**
  - Algeria, Italy, Romania,Tunisia, Libya
- **Near-Term Growth Markets**
  - Kurdistan, Georgia, Ukraine, Hungary, Spain, Kuwait
- **Pursuing continual country step-outs as North Africa remains uncertain**



Core Operating Countries
Near-term Growth Markets



EMEA Revenues
Revenues ($ millions)
$150
$100
$50
$0
$123
$116
$111
$113
$117
2008
2009
2010
2011
2012

Eni
PETROM
TOTAL
HESS
OMV
NIPPON OIL
MOL

NEWPARK

Fluids Systems & Engineering – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Expanding work with Petrobras and IOC's
- Focus on proprietary products such as DeepDrill®, water-based technology
- Looking to expand beyond Brazil



Latin America Revenues
Revenues ($ millions)
$100
$75
$50
$25
$0
$15
$25
$61
$76
$87
2008
2009
2010
2011
2012



ALVORADA PETRÓLEO
Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
ExxonMobil
Statoil
STARFISH OIL & GAS

NEWPARK

Fluids Systems & Engineering – Asia Pacific

- **2011 acquisition provided entry in the APAC region**
  - Australia
  - New Zealand
  - India
- **Two year offshore contract began in late second quarter 2012**


Asia Pacific Revenues
Revenues ($ millions)
$50
$40
$30
$20
$10
$0
$25
$42
2011*
2012



*Business acquired in April 2011

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DuraBase® composite mats and rentals**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
  - Rental business focused on three U.S. regions: Northeast, Gulf Coast and Rockies
- **Linerless spill containment system expected to drive near-term rental market growth**

Chevron

U.S. ARMY





Mats and Integrated Services Revenues
Revenues ($ millions)
140
120
100
80
60
40
20
0
Mat Sales
Rental and Services
$37
$13
$25
$69
$23
$46
$110
$42
$68
$122
$63
$59
2009
2010
2011
2012

ExxonMobil TALISMAN ENERGY XcelEnergy

NEWPARK

Environmental Services

- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Revenues improving as activity levels recover in the Gulf of Mexico**



Environmental Services Revenues
Revenues ($ millions)
$70
$60
$50
$40
$30
$20
$10
$0
$62
$43
$49
$49
$54
2008
2009
2010
2011
2012



NEWPARK

Outlook


U.S. Drilling Rigs by Type*
Horizontal
Vertical
Directional
70%
60%
50%
40%
30%
20%
10%
0%
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12


Oil vs Gas Rig Mix*
Oil
Gas
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12

- **Shift towards oil rich plays has stabilized**
  - Cost reduction efforts continue
- **Increase in unconventional drilling is a favorable trend**
  - Evolution
  - Spill Containment
- **Return to drilling in the Gulf of Mexico**
- **Some near-term caution remains in the U.S., but international drilling outlook remains strong**

NEWPARK

* Source: Baker Hughes

APPENDIX

Consolidated Statements of Operations

(Unaudited)	Three Months Ended			Twelve Months Ended	
(In thousands, except per share data)	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenues	$ 270,328	$ 259,599	$ 263,514	$ 1,038,019	$ 958,180
Cost of revenues	219,817	210,276	204,991	846,529	744,176
Selling, general and administrative expenses	24,217	20,878	23,902	86,352	81,672
Other operating income, net	43	(311)	580	(759)	(432)
Operating income	26,251	28,756	34,041	105,897	132,764
Foreign currency exchange loss	333	185	182	749	522
Interest expense, net	2,403	2,416	2,405	9,740	9,226
Income from operations before income taxes	23,515	26,155	31,454	95,408	123,016
Provision for income taxes	12,322	7,413	9,568	35,376	42,999
Net income	$ 11,193	$ 18,742	$ 21,886	$ 60,032	$ 80,017
Income per common share -basic:	$ 0.13	$ 0.22	$ 0.24	$ 0.69	$ 0.89
Income per common share -diluted:	$ 0.12	$ 0.20	$ 0.22	$ 0.62	$ 0.80

NEWPARK

Fourth Quarter 2012 Non-GAAP Earnings Reconciliation

To supplement our financial results presented in accordance with generally accepted accounting pricnciples in the United States ("GAAP"), this press release contains, and the related earnings conference call will refer to, our adjusted non-GAAP net income and earnings per share for the fourth quarter of 2012. The table below presents a reconciliation of these non-GAAP measure to the most directly comparable GAAP financial measures. Non-GAAP measures of financial performance reference in this press release exclude items that the Company believes are infequent or not indicative of operating performance. Non-GAAP financials measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes these non-GAAP financial measures are helpful for an understanding of the Company's operations, and management uses them in comparing the historical results to current results and measuring operating earnings trends.

(Unaudited)	Three months ended December 31, 2012		
(In thousands, except per share data)	Operating Income	Net Income	Income per common share - Diluted
Reported results - GAAP	$ 26,251	$ 11,193	$ 0.12
Adjustments:			
Tax audit assessment and related tax rate increase for the period of 2006 to 2012 in a North African subsidiary	-	3,902	0.04
Asset impairments and employee termination costs - Fluids Systems and Engineering segment	858	558	0.01
Transaction expenses associated with acquisition of Alliance Drilling Fluids - Corporate office	364	237	0.00
Total adjustments	1,222	4,697	0.05
Adjusted results - Non-GAAP	$ 27,473	$ 15,890	$ 0.17

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	December 31, 2012	September 30, 2012	December 31, 2011
Revenues			
Fluids systems and engineering	$ 229,329	$ 211,457	$ 221,125
Mats and integrated services	26,612	35,067	29,376
Environmental services	14,387	13,075	13,013
Total revenues	$ 270,328	$ 259,599	$ 263,514
Operating income (loss)			
Fluids systems and engineering	$ 17,714	$ 14,798	$ 25,044
Mats and integrated services	10,845	15,992	11,655
Environmental services	3,444	3,089	2,351
Corporate office	(5,752)	(5,123)	(5,009)
Total operating income	$ 26,251	$ 28,756	$ 34,041
Segment operating margin			
Fluids systems and engineering	7.7%	7.0%	11.3%
Mats and integrated services	40.8%	45.6%	39.7%
Environmental services	23.9%	23.6%	18.1%

NEWPARK

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share data)	December 31, 2012	December 31, 2011
ASSETS		
Cash and cash equivalents	$ 46,846	$ 25,247
Receivables, net	323,439	328,590
Inventories	209,734	175,929
Deferred tax asset	11,596	13,224
Prepaid expenses and other current assets	12,441	10,828
Total current assets	604,056	553,818
Property, plant and equipment, net	253,990	231,055
Goodwill	87,388	71,970
Other intangible assets, net	41,018	20,850
Other assets	8,089	9,144
Total assets	$ 994,541	$ 886,837
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 2,599	$ 2,232
Accounts payable	114,377	97,168
Accrued liabilities	42,620	47,443
Total current liabilities	159,596	146,843
Long-term debt, less current portion	256,832	189,876
Deferred tax liability	46,348	46,844
Other noncurrent liabilities	18,187	5,428
Total liabilities	480,963	388,991
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 95,733,677 and 94,497,526 shares issued, respectively	957	945
Paid-in capital	484,962	477,204
Accumulated other comprehensive (loss) income	(734)	789
Retained earnings	95,015	34,983
Treasury stock, at cost; 10,115,951 and 2,803,987 shares, respectively	(66,622)	(16,075)
Total stockholders' equity	513,578	497,846
Total liabilities and stockholders' equity	$ 994,541	$ 886,837

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Year Ended December 31,	
(In thousands)	2012	2011
Cash flows from operating activities:		
Net income	$ 60,032	$ 80,017
Adjustments to reconcile net income to net cash provided by operations:		
Impairment charges	443	-
Depreciation and amortization	32,821	28,971
Stock-based compensation expense	7,103	4,535
Provision for deferred income taxes	1,358	26,623
Net provision for doubtful accounts	1,709	2,400
Loss on sale of assets	724	630
Change in assets and liabilities:		
Decrease (increase) in receivables	23,565	(135,303)
Increase in inventories	(28,758)	(48,129)
Increase in other assets	(641)	(434)
Increase in accounts payable	13,702	30,425
Decrease in accrued liabilities and other	(1,813)	(3,293)
Net cash provided by (used in) operating activities	110,245	(13,558)
Cash flows from investing activities:		
Capital expenditures	(43,955)	(36,897)
Proceeds from sale of property, plant and equipment	863	522
Business acquisitions, net of cash acquired	(53,075)	(26,775)
Net cash used in investing activities	(96,167)	(63,150)
Cash flows from financing activities:		
Borrowings on lines of credit	364,426	27,619
Payments on lines of credit	(296,944)	(9,951)
Principal payments on notes payable and long-term debt	(40)	(219)
Proceeds from employee stock plans	1,059	3,588
Post-closing payment for business acquisition	(11,892)	(2,055)
Purchase of treasury stock	(50,756)	(644)
Net cash provided by financing activities	5,853	18,338
Effect of exchange rate changes on cash	1,668	607
Net increase (decrease) in cash and cash equivalents	21,599	(57,763)
Cash and cash equivalents at beginning of year	25,247	83,010
Cash and cash equivalents at end of year	$ 46,846	$ 25,247

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Lee Ann Kendrick**	VP, Human Resources
• **Bruce Smith**	President *Fluids Systems and Engineering*
• **Jeff Juergens**	President *Mats & Integrated Services & Environmental Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

Management Biographies

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

NEWPARK